_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 15, 2003





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware               333-110437                  41-1955181
(State or Other Jurisdiction     (Commission            (I.R.S. Employer
     of Incorporation)          File Number)         Identification No.)




           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 832-7000
        _________________________________________________________________


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

    Information and Exhibits.

(a) Financial Statements of businesses acquired.

        Not applicable.

(b) Pro Forma financial information.

        Not applicable.

    (c) Exhibit No. Description

          25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                              Exhibit 25).

                                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:   /s/ Patricia C. Taylor
                                            Name:    Patricia C. Taylor
                                            Title:   Vice President



Dated:  December 15, 2003

Exhibit Index


Exhibit    Description                                               Page
25         Form T-1 Statement of Eligibility under the                  5
           Trust  Indenture  Act  of  1939,  as  amended.
           (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).